In re AEROCENTURY CORP., et al.,
Investment Term Sheet August 9, 2021

This term sheet (this “Term Sheet”) sets forth the principal terms of an investment by the Investors into AeroCentury Corp. (“AeroCentury”), which, together with JetFleet Holding Corp. and JetFleet Management Corp., commenced voluntary cases under chapter 11 of title 11 of the United Stated Code (the “Bankruptcy Code”) in the United Stated Bankruptcy Court in the District of Delaware (the “Bankruptcy Court”) on March 29, 2021. The transaction contemplated herein shall be implemented pursuant to the Debtors’ Combined Disclosure Statement and Joint Chapter 11 Plan (the “Plan”).

THIS TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN OF REORGANIZATION, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, SHALL BE MADE ONLY IN COMPLIANCE WITH REGULATION S AND/OR SECTION 4(A)(2) OF THE SECURITIES ACT OF 1933 AND APPLICABLE PROVISIONS OF SECURITIES, BANKRUPTCY, AND/OR OTHER APPLICABLE STATUTES, RULES, AND LAWS.

THIS TERM SHEET DOES NOT ADDRESS ALL MATERIAL TERMS THAT WOULD BE REQUIRED IN CONNECTION WITH ANY POTENTIAL INVESTMENT AND ANY AGREEMENT IS SUBJECT TO THE EXECUTION OF DEFINITIVE DOCUMENTATION IN FORM AND SUBSTANCE CONSISTENT WITH THIS TERM SHEET AND OTHERWISE REASONABLY ACCEPTABLE TO THE PARTIES (AS DEFINED HEREIN) AND THE BANKRUPTCY COURT.

Investment Amount:	USD$11,000,000
Ticker / Exchange For ACY Common Stock:	“ACY” / NYSE American Exchange
Issuance Price of New ACY Common Stock:
The Reorganized Debtor shall issue to Investors newly issued ACY Common Stock (“New ACY Shares”) at a purchase price (“Purchase Price”) equal to the lower of:

● 80.0% of the 14 days trailing VWAP ending and including on the date of mutual execution of a Term Sheet, subject to a “floor” of USD$2.50 per share; and

● $3.85 per share

Voting Rights of New ACY Common Shares:	All New ACY Shares will be entitled to one vote per share and have equal voting rights to common shares held by Legacy ACY Shareholders.
Capital Structure of the Reorganized Debtor:
The capital structure of the Reorganized Debtor upon the Plan Effective Date shall consist of ACY Common Stock, together with certain accrued expenses and accounts payable owed in the ordinary course of business related to general and administrative operations of AeroCentury and outstanding restructuring fees and costs. For the avoidance of doubt, the Reorganized Debtor will not have any outstanding funded indebtedness on the Plan Effective Date.

After giving effect to the purchase of the New ACY Shares, the pro forma ownership percentages of the ACY Common Stock will be: (a) 65.0%-74.0% held by the Investors and (b) 26.0%-35.0% held by Legacy ACY Shareholders1.

Existing ACY Interests:	On the Plan Effective Date, each holder of ACY Common Stock will have their Interest in ACY Common Stock reinstated, subject to dilution from issuance of the New ACY Shares to the Investors.
Use of Proceeds:	Working capital for the Reorganized Debtor, the Legacy ACY Cash Dividend and purchase of the JHC Preferred Stock.
Issuance of New ACY Common Shares:
Investors agree to purchase the New ACY Shares from Reorganized Debtor in a private placement (the “Private Placement”) pursuant to Regulation S and/or Section 4(a)(2) and Regulation D under the Act and will be subject to Rule 144 of the Act, if applicable.

No Registration Rights:	Reorganized Debtor will NOT be required to file a registration statement under the Act registering the issuance of the New ACY Shares or the resale of any of the foregoing.
Board of Directors:
The Reorganized Debtor will have a Board of Directors initially consisting of five (5) members (the “New ACY Board”), which will consist of (i) 3 directors appointed by the Lead Investor and (ii) 2 directors to be mutually agreed upon by the Lead Investor and the Board of Directors of AeroCentury in place prior to the Plan Effective Date.

Employees:
The Reorganized Debtor would have no employees immediately following the Plan Effective Date. After the Plan Effective Date, the Reorganized Debtor would only employ individuals approved by the New ACY Board. The Investors’ purchase of New ACY Shares would not be conditioned upon any employees of the Reorganized Debtor accepting offers of employment effective after the Plan Effective Date.

Charter and Bylaws:	The charter and bylaws of each of the Debtors shall be restated in a manner reasonably satisfactory to the Lead Investor.
Legacy ACY Cash Dividend:	As promptly as practicable following the Plan Effective Date, the Reorganized Debtor will make a cash dividend distribution to Legacy ACY Shareholders in the aggregate amount of USD$1,000,000
JHC Equity Interests Held By AeroCentury:	The Reorganized Debtor’s equity interest in JHC will be cancelled and extinguished on the Plan Effective Date.
JHC Equity Interests:
On the Plan Effective Date, JHC will issue 100,000 shares of its common stock.
The Investors will acquire 35,000 shares of common stock of JHC, and the JHC Management Team will acquire 65,000 shares of common stock of JHC. All shares of common stock of JHC will be purchased at a price of USD$1 per share.
On the Plan Effective Date, the Reorganized Debtor shall transfer to JHC 100% of the ownership interests of the Reorganized Debtor’s aviation subsidiaries including the UK Entities.

Right of First Refusal & Co-Sale Right
Until the Qualified IPO, each of the Investors and the JHC Management Team shall have the right to participate on a Pro Rata basis in transfers of any JHC common shares held by the JHC Management Team or the Investors, respectively; and a secondary right of refusal on such transfers, subordinate to JHC’s right of first refusal. The right of first refusal and co-sale shall not apply to (a) transfers to any spouse or member of the immediate family of any member of the JHC Management Team or Investors, or in connection with other estate planning transfers or (b) any sale to the public pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission. For purposes hereof, Investor’s and a member of the JHC Management Team’s “Pro Rata” share (a) for purposes of participating in a transfer shall be determined by dividing the number of shares of common stock then held by such Investor or such member of the JHC Management Team by the number of shares of common stock held by the transferring stockholder and all other Investors or members of the JHC Management Team participating in such transfer, and (b) for purposes of secondary right of refusal shall be determined by dividing the number of shares of common stock then held by such Investor or such member of the JHC Management Team by the number of shares of common stock of JHC then outstanding.

JHC Board of Directors:
On the Plan Effective Date, the JHC Management Team will have the exclusive right, in their sole discretion, to designate the members of the JHC Board of Directors. As long as the Lead Investor holds 5% or more of the common stock of JHC, the Lead Investor shall have the right to appoint an observer to meetings of the JHC Board of Directors.

JHC Series A Preferred Stock:
The Reorganized Debtor will use USD$2,000,000 of the proceeds from the sale of New ACY Shares to purchase shares of the JHC Preferred Stock from JHC.
See Schedule 2 for basic terms of JHC Series A Preferred Stock.

JHC Series B Preferred Stock
On the Plan Effective Date, JHC will issue a Series B Preferred Stock to the ACY Legacy Shareholder Trust. The JHC Series B Preferred Stock will have a liquidation preference of $1, non-convertible, non-transferable, non-voting, will not pay a dividend, and contains a mandatory, redeemable provision allowing for repayment, in full, of the JHC Series B Preferred Stock.
The JHC Series B Preferred Stock is redeemable for an aggregate amount equal to (i) $1,000,000, if the JHC Series B Preferred Stock is redeemed after an Initial Profitable year, or (ii) $0.001 per share, if the JHC Series B Preferred Stock is redeemed prior to an Initial Profitable year.
The JHC Series B Preferred Stock will be ranked junior to Series A Preferred Stock.

AeroCentury UK Subsidiaries:	AeroCentury will, or will cause the UK Entities, to remit any cash, including the full amount of the tax refunds received by UK Entities prior to the Plan Effective Date, to JHC.
Good Faith Deposit:
Upon execution of this Term Sheet, the Investors will deposit USD$1,650,000 million (“Deposit”) into an escrow account to be identified and established by the Debtors.
On the Plan Effective Date, the Deposit will be released to the Reorganized Debtor and will be applied toward Investor’s purchase price for the New ACY Shares.

● In the event the purchase of the New ACY Shares does not close as a result of the Investors seeking to modify the terms subsequent to execution of this Term Sheet term sheet or the Investors’ failure to comply with the terms of the Plan Sponsor Agreement, the Deposit will be forfeited to AeroCentury;

● In the event the purchase of the New ACY Shares does not close as a result of Debtors’ failure to comply with the terms of the Plan Sponsor Agreement or the failure of the conditions precedent set forth in the Plan Sponsor Agreement, the Deposit will be refunded to Investors; or

● If Bankruptcy Court or any regulatory authority having the authority to block the consummation of the purchase of the New ACY Shares do not approve of the purchase of the New ACY Shares on the terms set forth in this Term Sheet, the Deposit will be refunded to Investors.

Break-Up Fee:
If this Term Sheet has been executed by the Debtors and Investors, and subsequently the Bankruptcy Court accepts and approves an exit financing transaction for AeroCentury with a party other than the Investors (an “Alternative Transaction”) then AeroCentury shall pay Investors, upon the closing of such Alternative Transaction, in addition to the return of the Deposit, a breakup fee equal to USD$1,000,000.

Timeline:
August 9, 2021: Deadline to file notice disclosing identity of the exit plan sponsor and the treatment of existing equity holders under the proposed Plan Sponsor Agreement
August 16, 2021: Deadline to file Plan Supplement (including the Plan Sponsor Agreement)
August 31, 2021: Confirmation Hearing

Conditions Precedent:

1. The Bankruptcy Court shall have entered an order approving the Plan of Reorganization;

2. Plan Effective Date is on or before September 30, 2021;

3. ACY Common Stock has not been delisted from NYSE AMEX;

4. ACY Common Stock are registered under Section is 12(b) of Exchange Act, and the Reorganized Debtor has not taken any action designed to or likely to have the effect of terminating the registration of ACY Common Stock under the Exchange Act; and

5. Each document or agreement constituting definitive documents shall have been executed and/or effectuated and shall be in form and substance consistent with this Term Sheet.

Targeting Closing Date:	September 30, 2021
Exclusivity:
For the period ending 6 months after the Closing Date, save as the Lead Investor has notified the Reorganized Debtor in writing that Investors have decided not to invest additional amounts in the Reorganized Debtor, the Reorganized Debtor shall not enter into any transaction for the issuance new shares of the Reorganized Debtor to any party other than Investors.

1 The number of ACY Common Shares issued will be determined based on the Purchase Price at the time of execution of this Term Sheet

  THE INVESTORS                                                                                                                                                                                            AEROCENTURY CORP.

/s/ Yucheng Hu                                                                                                                                                                                                   /s/ Harold M. Lyons
Yucheng Hu, Lead Investor                                                                                                                                                                                Harold M. Lyons, Chief Financial Officer
Dated: August 9, 2021                                                                                                                                                                                        Dated: August 9, 2021

Schedule 1

“Act” means Securities Act of 1933, as amended.

“ACY Legacy Shareholder Trust” means a trust established under the Combined Disclosure Statement and Plan whose beneficiaries shall consist of the Legacy ACY Shareholders

“AeroCentury” means AeroCentury Corp as a debtor and debtor in possession in the chapter 11 case styled In re AeroCentury Corp, et al, Case No. 21-10636 (JTD) (the “Chapter 11 Case”).

“ACY Common Stock” means common stock issued by AeroCentury with a par value $0.001 per share traded on the NYSE American Exchange under the symbol “ACY.”

“Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware or such other court having jurisdiction over the Debtors’ Chapter 11 Case.

“Closing Date” means the date the Investors purchase the New ACY Common Shares from the Reorganized Debtor.

“Debtors” means AeroCentury Corp., JetFleet Holding Corp. and JetFleet Management Corp.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

"Interests" means Any equity interest (as defined in section 101(16) of the Bankruptcy Code) in AeroCentury, including all ordinary shares, units, common stock, preferred stock, membership interest, partnership interest or other instrument, evidencing any fixed or contingent ownership interest in AeroCentury, whether or not transferable, including any option, warrant, or other right, contractual or otherwise, to acquire any such interest in AeroCentury, that existed immediately before the Plan Effective Date.

“JHC” means JetFleet Holding Corp, a debtor in the Chapter 11 Case.

“JHC Management Team” shall be determined by AeroCentury.

“JHC Series A Preferred Stock” mean the Series A Preferred Stock issued by JHC with the terms set forth on Schedule 2.

“JHC Series B Preferred Stock” mean the Series B Preferred Stock issued by JHC to the [ACY Legacy Shareholder Trust]

“JMC” means JetFleet Management Corp, a debtor in the Chapter 11 Case.

“Lead Investor” means Yucheng Hu.

“Legacy ACY Cash Dividend” means the cash distribution to Legacy ACY Shareholders as provided herein.

“Legacy ACY Shareholders” means any stockholder of ACY Common Stock as of the Plan Effective Date.

“Investors” means Yucheng Hu, Hao Yang, Jing Li, Yeh Ching and Yu Wang and/or their respective assigns, whose names, if any, wil l be provided prior to the execution of the Plan Sponsor Agreement.

“New ACY Common Shares” means the ACY Common Stock Issued to the Investors.

“Parties” means the Debtors and the Investors.

“Plan Effective Date” means the occurrence of the effective date of the Plan of Reorganization according to its terms.

“Plan of Reorganization” means the Combined Disclosure Statement and Joint Chapter 11 Plan of AeroCentury Corp., and its Affiliated Debtors on July 14, 2021 (docket number 226), as supplemented from time to time.

“Plan Sponsor Agreement” means the definitive agreement between the Debtors, the Lead Investor, and the other Investors setting forth the terms of the purchase of the New ACY Common Shares and related transactions described herein.

“Qualified IPO” means an underwritten public offering of JHC common shares in which the aggregate proceeds to JHC are at least $25,000,000.

“Reorganized Debtor” means AeroCentury Corp. following the Debtors emergence from chapter 11 bankruptcy.

“UK Entities” means ACY SN 19002 Limited and ACY SN 19003 Limited.

Schedule 2

Terms of JHC Series A Preferred Stock

Investment Amount:	USD$2,000,000
Purchase Price Per Share:	USD$1.00
Dividend Rate:	7.50% per annum
Dividend Accrual:
Will accrue a quarterly dividend at the Dividend Rate commencing in the first fiscal quarter following the first fiscal year for which JHC reports positive EBITDA for the preceding 12 month     period (“Initial Profitable Year”), which quarterly dividend will be declared and paid currently.

Conversion:	Non-convertible
Transferability:	Non-transferable
Voting:	Shall be entitle to 51% of the vote of all JHC voting securities, voting as a single class and would be subject to a mutually agreed to voting agreement between ACY and JHC Management.
Redemption Date:	Redeemable by Reorganized Debtor after 7 years from the date of issuance. Redeemable at any time by JHC, in part or in whole.
Redemption Price:
If redeemed prior to an Initial Profitable year: Redeemable at a price equal to the (i) issue price of the Preferred Stock; plus (ii) any declared but unpaid dividends; plus (iii) an amount per quarter equal to the issue price multiplied by the Dividend Rate and divided by four for any quarterly period beginning on the issue date and ending on the redemption date for which dividends were not declared.
If redeemed after an Initial Profitable year: Redeemable at a price equal to the (i) issue price of the Preferred Stock; plus (ii) any declared but unpaid dividends; plus (iii) an amount per quarter equal to the issue price multiplied by the Dividend Rate and divided by four for any quarterly period for which dividends were not declared after the Initial Profitable Year.

Liquidation Preference:	Purchase Price Per Share plus accrued and unpaid dividend, payable prior to and in preference to payment to the holders of common stock
Covenants:

1. So long as the Reorganized Debtor holds more than 51% of the voting rights of JHC, JHC shall deliver to the Reorganized Debtor (a) within sixty (60) days after the end of each fiscal year of the Company, the annual audited financial statements of the JHC certified by a PCAOB independent public accountants of recognized standing, and (b) within thirty (30) days after the end of each quarter, JCH’s unaudited but reviewed financial statements.

2. JHC Management Team shall assist and cooperate with the Reorganized Debtor (not to exceed 30 hours) in the preparation of the financial statements and SEC reports for quarter ended September 30, 2021 and for the year ended December 31, 2021 (the “SEC Reports”), and provide all information to the Reorganized Debtor’s auditors and counsel for the preparation of such SEC Reports in a timely fashion.